Exhibit 99.1

E2open and CC Neuberger Principal Holdings I Complete Business Combination

Transaction Introduces E2open as a Publicly Listed Company on the

New York Stock Exchange Under Symbol “ETWO”

Leading End-to-End and Cloud-Based Supply Chain Management SaaS Platform Positioned for Continued Growth and Value Creation

AUSTIN, TEXAS, – February 5, 2021 – E2open (the “Company”), a leading provider of supply chain management software, and CC Neuberger Principal Holdings I (NYSE: PCPL), a special purpose acquisition company, today announced that they have completed their business combination. The transaction has been unanimously approved by the board of directors of CC Neuberger Principal Holdings I and was approved at a special meeting of CC Neuberger Principal Holdings I shareholders on February 2, 2021. The common stock of the combined company will trade under the symbol “ETWO” on the New York Stock Exchange, beginning February 5, 2021. Michael Farlekas, who has served as CEO of the Company since 2015, will continue to lead the business.

E2open is a leading end-to-end and cloud-based supply chain management SaaS platform. The Company’s software solutions orchestrate complex global supply chains and drive compelling value and ROI for its diverse and sophisticated blue-chip customers. Additionally, E2open benefits from attractive secular tailwinds as companies endeavor to accelerate growth, reduce costs, increase visibility, and drive improved resiliency across their supply chains in an increasingly complex global economy. The Company’s software combines networks, data and applications to provide a deeply embedded, mission-critical platform that allows customers to optimize their supply chain across channel shaping, business planning, logistics, global trade, manufacturing and supply management.

“We are pleased to complete our business combination with CC Neuberger Principal Holdings I and begin our next chapter as a public company,” said Mr. Farlekas. “I am incredibly proud of the work our team is doing to help our customers reduce costs and accelerate revenue using our supply chain management software solutions. Leveraging our recapitalized balance sheet and the significant experience of the CC Capital, Neuberger Berman, Insight Partners, and Evergreen Coast Capital Corp. (the private equity affiliate of Elliott Investment Management L.P.) teams, we believe E2open is poised to accelerate its growth and capitalize on the significant opportunities to generate substantial value for all stakeholders.”

“As an industry-leading cloud technology platform, E2open is positioned to benefit from increased demand for supply chain management software solutions going forward,” said Chinh Chu and Douglas Newton, Co-Founders and Senior Managing Directors of CC Capital, as well as Charles Kantor, Senior Portfolio Manager of Neuberger Berman. “We are excited about E2open’s opportunity for organic growth acceleration and strategically accretive acquisitions, and believe the Company has a long runway for value creation as a publicly traded company.”

Key Transaction Terms and Details

At the closing of the transaction, CC Neuberger Principal Holdings I was domesticated as a Delaware corporation and its name has been changed to E2open Parent Holdings, Inc. (NYSE: ETWO).

A more detailed description of the transaction terms will be included in a current report on Form 8-K to be filed by E2open Parent Holdings, Inc. with the U.S. Securities and Exchange Commission (“SEC”).

Credit Suisse served as lead financial advisor and Lazard also served as financial advisor to E2open. Morgan Stanley & Co. LLC and Goldman Sachs acted as M&A advisors to CC Neuberger Principal Holdings I. Goldman Sachs acted as lead placement agent and lead capital markets advisor and Credit Suisse and Morgan Stanley & Co. LLC were also placement agents for CC Neuberger Principal Holdings I. Willkie Farr & Gallagher LLP acted as legal counsel to E2open and Kirkland & Ellis LLP acted as legal counsel to CC Neuberger Principal Holdings I.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply and logistics ecosystems. E2open is changing everything. Demand. Supply. Delivered.

Visit www.e2open.com.

E2open, the E2open logo and Harmony are registered trademarks of E2open, LLC. All other trademarks, registered trademarks and service marks are the property of their respective owners.

About CC Neuberger Principal Holdings I

CC Neuberger Principal Holdings I is a special purpose acquisition company that completed its initial public offering in April 2020, raising $414 million in proceeds. Led by Chinh Chu, Douglas Newton, Charles Kantor and other senior professionals of CC Capital and Neuberger Berman, CC Neuberger Principal Holdings I was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or E2open’s future financial or operating performance. For example, projections of future growth, financial performance and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by E2open and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against E2open with respect to the completed business combination between CCNB1 and E2open (the “Business Combination”); (2) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of E2open to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (3) changes in applicable laws or regulations; (4) the possibility that E2open may be adversely affected by other economic, business and/or competitive factors; (5) E2open’s estimates of expenses and profitability; and (6) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in CCNB1’s final prospectus relating to its initial public offering, dated April 23, 2020, subsequent quarterly reports on form 10-Q and definitive proxy statement, filed with the SEC on January 12, 2021 in connection with the Business Combination. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. E2open does not take any duty to update these forward-looking statements.

Contacts

Investor Contacts

Investor Contact:

ICR, Inc. for E2open

Michael Bowen / Marc P. Griffin

Investor.relations@E2open.com

646-277-1290

Media Contacts

CC Neuberger Principal Holdings I

CC Capital

Jonathan Keehner / Julie Hamilton / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Neuberger Berman

Alex Samuelson

Alexander.Samuelson@NB.com

(212) 476-5392